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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                ______________

               Date of report (date of earliest event reported):
                               December 4, 2000


                           LML PAYMENT SYSTEMS INC.
              (Exact name of Registrant as specified in charter)


Yukon Territory, Canada               0-13959                ###-##-####
-------------------------------       -------                -----------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          No.)              Identification No.)


                         1680-1140 West Pender Street
                           Vancouver, B.C.  V6E 4G1
                   (Address of principal executive offices)
                                ______________



                                (604) 689-4440
             (Registrant's telephone number, including area code)
                                ______________

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously announced, effective September 30, 2000, LML Payment Systems Inc. ("LML" or the "Corporation"), which had been a foreign private issuer, became a domestic U.S. issuer for purposes of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). In consideration of the Corporation's change in status to a domestic issuer and the Corporation's significant growth over the last twelve months, the Corporation's independent accountants, Dale Matheson Carr-Hilton Chartered Accountants ("Dale Matheson"), have decided to resign effective December 4, 2000. The Board of Directors of the Corporation, upon recommendation of its Audit Committee, has decided, by unanimous written consent, to appoint Arthur Andersen LLP ("Arthur Anderson") as the Corporation's independent accountants to audit the Corporation's financial statements for the year ending March 31, 2001 effective December 4, 2000.

Dale Matheson has represented the Corporation as its independent accountants during each of the two fiscal years ended March 31, 2000 and 1999. Dale Matheson's reports on the financial statements of the Corporation for the two most recent fiscal years, for which Dale Matheson was the Corporation's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and any subsequent interim periods preceding the date of this report there were no:

     (i) disagreements between the Corporation and Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Dale Matheson, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years.

     (ii) reportable events involving Dale Matheson that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K.

     (iii) written or oral consultations between the Corporation and Arthur Andersen regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Corporation's financial statements that was considered an important factor by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

The Corporation requested and received from Dale Matheson a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements set forth above, in connection with this filing. A copy of that letter, dated December 11, 2000, is attached as Exhibit 16 with this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

16 Letter of Dale Matheson Carr-Hilton Chartered Accountants addressed to the Securities and Exchange Commission dated December 11, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LML PAYMENT SYSTEMS INC.


                                        By: /s/ Carolyn Mosher
                                           -------------------------------
                                             Carolyn Mosher
                                             Corporate Secretary

Date:  December 11, 2000